Prospectus Supplement	February 22, 2016

Putnam VT Money Market Fund Prospectus dated April 30, 2015

In connection with the Securities and Exchange Commission’s amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs money market funds, Board of Trustees of Putnam VT Money Market Fund (the “fund”) has approved the conversion of the fund to a “government money market fund,” as defined by Rule 2a-7. This conversion will result in changes to the fund’s investment strategies and the fund’s name.

Effective April 30, 2016, the fund will be called Putnam VT Government Money Market Fund and the following disclosure will be included in the fund’s prospectus, as indicated below.

The sub-section Investments, risks and performance in the section Fund summary will be replaced in its entirety with the following disclosure:

Investments, risks, and performance

Investments

We invest at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements fully collateralized by U.S. government securities or cash. We invest mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). The U.S. government securities in which we invest may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for predetermined price). Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission. We may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

Risks

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is no guarantee that the fund will be able to do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Although the fund only buys high quality investments, investments backed by a letter of credit carry the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value. Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-and asset-backed investments, in other investments with less attractive terms and yields.

The fund may not achieve its goal, and it is not intended to be a complete investment program.

The section What are the fund’s main investment strategies and related risks? will be replaced in its entirety with the following disclosure:

What are the fund’s main investment strategies and related risks?

This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the Fund summary, we pursue the fund’s goal by investing at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements fully collateralized by U.S. government securities or cash.

Some U.S. government securities are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills). Other U.S. government securities are backed by the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds). For example, certain issuers of U.S. government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress, but their securities are neither issued nor guaranteed by the U.S. Treasury. The U.S. government securities in which we invest may also include variable and floating rate instruments and when-issued and delayed delivery securities.

We also invest in repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security subject to the obligation of the seller to repurchase, and the fund to resell, the security at an agreed-upon time and price. Repurchase agreements entered into by the fund will be secured by collateral that consists entirely of U.S. government securities and cash items. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Interest rate risk. The values of money market and other fixed income securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing money market investments, and rising interest rates generally decrease the

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value of existing money market investments. Changes in the values of money market investments usually will not affect the amount of income the fund receives from them, but could affect the value of the fund’s shares. Interest rate risk is generally lowest for investments with short maturities, and the short-term nature of money market investments is designed to reduce this risk.

The fund may not hold an investment with more than 397 days remaining to maturity and the fund’s average weighted maturity will not exceed 60 days (after giving effect to applicable maturity-shortening features such as interest rate resets or demand features, as described below). In addition, the weighted average life (determined without reference to maturity-shortening features) of the fund will not exceed 120 days. Short-term investments may have lower yields than longer-term investments.

Some investments that we purchase for the fund may have an interest rate that changes based on a market interest rate and/or allow the holder to demand payment of principal and accrued interest before the scheduled maturity date. We measure the maturity of any such obligations, often referred to as variable rate demand notes, using the relatively short period until the interest rate resets and/or payment could be demanded, as applicable. Because the interest rate on these investments can change, these investments are unlikely to be able to lock in favorable longer-term interest rates.

Credit quality. The fund buys only high quality investments. These are:

• rated in one of the two highest categories by at least two nationally recognized rating services,

• rated by one rating service in one of the service’s two highest categories (if only one rating service has provided a rating), or

• unrated investments that we determine are of equivalent quality.

No more than 3% of the fund’s net assets may be invested in investments that, at the time of purchase, were not rated in the highest category or determined to be of comparable quality.

U.S. government investments generally have lower credit risk but are not completely free of credit risk. U.S. government securities that are not backed by the full faith and credit of the United States, such as federal agency bonds, are subject to higher credit risk.

Liquidity. The fund maintains certain minimum liquidity standards, including that:

• The fund may not purchase a security other than a security offering daily liquidity (as specified by applicable rules governing money market funds) if, immediately after purchase, the fund would have invested less than 10% of its total assets in securities offering daily liquidity,

• The fund may not purchase a security other than a security offering weekly liquidity (as specified by applicable rules governing money market funds) if, immediately after purchase, the fund would have invested less than 30% of its total assets in securities offering weekly liquidity (i.e., liquidity within five business days) and

• The fund may not purchase an illiquid security (a security that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the market value ascribed to it by the fund) if, immediately after purchase, the fund would have invested more than 5% of its total assets in illiquid securities.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. In contrast, securitized debt instruments, including mortgage-backed and asset-backed investments, typically allow for prepayment of principal without penalty. If an issuer prepays a loan or other debt instrument, we might have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid investment or might not be able to take advantage of potential gains from increases in the credit quality of the issuer.

Market risk. The value of securities in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. During those periods, the fund may experience high levels of shareholder redemptions and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices.

Other investments. In addition to the main investment strategies described above, the fund may make other types of investments and be subject to other risks as described under Miscellaneous Investments, Investment Practices and Risks in the statement of additional information (SAI).

Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, such strategies may not work as intended.

Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.

Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual/annuities, where the fund’s portfolio holdings and related portfolio information may be viewed monthly beginning no later than 5 business days after the end of each month. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.